SECURITIES AND EXCHANGE COMMISSION

			    WASHINGTON, D.C. 20549



				   FORM 8-K

				CURRENT REPORT
	     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
			     EXCHANGE ACT OF 1934


			       October 15, 1996
		       (Date of Earliest Event Reported)


AIRPLANES LIMITED                            AIRPLANES U.S. TRUST

	   (Exact Name of Registrants as Specified in Memorandum of
			Association or Trust Agreement)


Jersey, Channel Islands                      Delaware
	       (State or Other Jurisdiction of Incorporation or
				 Organization)

33-99970-01                                  13-3521640
(Commission File                             (IRS Employer
Number)                                      Identification
					     No.)


Aiplanes Limited                             Airplanes U.S. Trust
22 Grenville Street                          1100 North Market Street
St. Helier                                   Rodney Square North
Jersey, JE4 8PX                              Wilmington, Delaware
Channel Islands                              19890-0001
(011 44 1534 609 000)                        (1-302-651-1000)

	  (Addresses and Telephone Numbers, Including Area Codes, of
		   Registrants' Principal Executive Offices)





Item 5.        Other Events


	       Attached hereto as Exhibit A is a copy of a Report to Certificateholders dated October 15, 1996, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.




				  SIGNATURES


	       Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


					     AIRPLANES LIMITED


Date: October 15, 1996                             /s/ Roy M. Dantzic*
					     Director and Officer


Date: October 15, 1996                             AIRPLANES U.S. TRUST


					     /s/ Roy M . Dantzic*
					     Controlling Trustee
					     and Officer


					     *By: /s/ Michael Walsh
						  Attorney-in-Fact




				 EXHIBIT INDEX


Exhibit A            -     Report to Certificateholders
Exhibit B            -     Power of Attorney for Airplanes Limited
Exhibit C            -     Power of Attorney for Airplanes U.S. Trust